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EXHIBIT 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Embraer – Empresa Brasileira de Aeronáutica S.A., (the “Company”) on Form 20-F for the fiscal year ended December 31, 2005, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Antonio Luiz Pizarro Manso, Executive Vice-President Corporate and Chief Financial Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)	the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2006

By:	/S/ ANTONIO LUIZ PIZARRO MANSO

	Name:	Antonio Luiz Pizarro Manso
	Title:	Executive Vice-President Corporate and Chief Financial Officer